                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Securities Trust, Invesco, Invesco Quality Municipal Income Trust and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund"--any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" -- any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash"--cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

   AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
   AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
   AIM FUNDS GROUP (INVESCO FUNDS GROUP)
   AIM GROWTH SERIES (INVESCO GROWTH SERIES)
   AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
   AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
   AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
   AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
   AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
   INVESCO QUALITY MUNICIPAL INCOME TRUST
   INVESCO SECURITIES TRUST
   INVESCO VALUE MUNICIPAL INCOME TRUST
   on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

AIM EQUITY FUNDS
(INVESCO EQUITY                                                      EXPIRATION
FUNDS)                         WAIVER DESCRIPTION     EFFECTIVE DATE    DATE
----------------            ------------------------- -------------- -----------
Invesco Constellation Fund  Invesco will waive          3/27/2006    12/31/2013*
                            advisory fees to the
                            extent necessary so that
                            advisory fees Invesco
                            receives do not exceed
                            the annualized rates
                            listed below.
                            0.695% of the first
                            $250M
                            0.615% of the next $4B
                            0.595% of the next
                            $750M
                            0.57% of the next $2.5B
                            0.545% of the next $2.5B
                            0.52% of the excess over
                            $10B

AIM TREASURER'S
SERIES TRUST
(INVESCO TREASURER'S                                                 EXPIRATION
SERIES TRUST)                  WAIVER DESCRIPTION     EFFECTIVE DATE    DATE
--------------------        ------------------------- -------------- ----------
Premier Portfolio           Invesco will waive           2/1/2011    12/31/2013
                            advisory fees in the
                            amount of 0.07% of the
                            Fund's average daily net
                            assets
Premier U.S. Government     Invesco will waive           2/1/2011    12/31/2013
Money Portfolio             advisory fees in the
                            amount of 0.07% of the
                            Fund's average daily net
                            assets

* Or upon the closing of the Fund merger with Invesco American Franchise Fund

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                       EFFECTIVE DATE   COMMITTED UNTIL
---------                                      ----------------- ---------------
Invesco American Franchise Fund                February 12, 2010  June 30, 2014
Invesco California Tax-Free Income Fund        February 12, 2010  June 30, 2014
Invesco Core Plus Bond Fund                      June 2, 2009     June 30, 2014
Invesco Equally-Weighted S&P 500 Fund          February 12, 2010  June 30, 2014
Invesco Equity and Income Fund                 February 12, 2010  June 30, 2014
Invesco Floating Rate Fund                       July 1, 2007     June 30, 2014
Invesco Global Real Estate Income Fund           July 1, 2007     June 30, 2014
Invesco Growth and Income Fund                 February 12, 2010  June 30, 2014
Invesco Pennsylvania Tax Free Income Fund      February 12, 2010  June 30, 2014
Invesco S&P 500 Index Fund                     February 12, 2010  June 30, 2014
Invesco Small Cap Discovery Fund               February 12, 2010  June 30, 2014
Invesco U.S. Quantitative Core Fund              July 1, 2007     June 30, 2014

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                         EFFECTIVE DATE COMMITTED UNTIL
---------                                         -------------- ---------------
Invesco Charter Fund                              July 1, 2007    June 30, 2014
Invesco Constellation Fund                        July 1, 2007    June 30, 2014
Invesco Disciplined Equity Fund                   July 14, 2009   June 30, 2014
Invesco Diversified Dividend Fund                 July 1, 2007    June 30, 2014
Invesco Summit Fund                               July 1, 2007    June 30, 2014

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                              EFFECTIVE DATE COMMITTED UNTIL
----                                              -------------- ---------------
Invesco European Small Company Fund                July 1, 2007   June 30, 2014
Invesco Global Core Equity Fund                    July 1, 2007   June 30, 2014
Invesco International Small Company Fund           July 1, 2007   June 30, 2014
Invesco Small Cap Equity Fund                      July 1, 2007   June 30, 2014

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco Convertible Securities Fund            February 12, 2010  June 30, 2014
Invesco Global Quantitative Core Fund            July 1, 2007     June 30, 2014
Invesco Leaders Fund                           February 12, 2010  June 30, 2014
Invesco Mid Cap Core Equity Fund                 July 1, 2007     June 30, 2014
Invesco Small Cap Growth Fund                    July 1, 2007     June 30, 2014
Invesco U.S. Mortgage Fund                     February 12, 2010  June 30, 2014

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                              EFFECTIVE DATE COMMITTED UNTIL
----                                              -------------- ---------------
Invesco Asia Pacific Growth Fund                   July 1, 2007   June 30, 2014
Invesco European Growth Fund                       July 1, 2007   June 30, 2014
Invesco Global Growth Fund                         July 1, 2007   June 30, 2014
Invesco Global Opportunities Fund                 August 3, 2012  June 30, 2014
Invesco Global Small & Mid Cap Growth Fund         July 1, 2007   June 30, 2014
Invesco International Core Equity Fund             July 1, 2007   June 30, 2014
Invesco International Growth Fund                  July 1, 2007   June 30, 2014
Invesco Select Opportunities Fund                 August 3, 2012  June 30, 2014

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                          ------------------ ---------------
Invesco Balanced-Risk Allocation Fund*           May 29, 2009     June 30, 2014
Invesco Balanced-Risk Commodity Strategy
  Fund**                                      November 29, 2010   June 30, 2014
Invesco China Fund                               July 1, 2007     June 30, 2014
Invesco Developing Markets Fund                  July 1, 2007     June 30, 2014
Invesco Emerging Markets Equity Fund             May 11, 2011     June 30, 2014
Invesco Emerging Market Local Currency Debt
  Fund                                          June 14, 2010     June 30, 2014
Invesco Endeavor Fund                            July 1, 2007     June 30, 2014
Invesco Global Health Care Fund                  July 1, 2007     June 30, 2014
Invesco Global Markets Strategy Fund          September 25, 2012  June 30, 2014
Invesco International Total Return Fund          July 1, 2007     June 30, 2014
Invesco Pacific Growth Fund                   February 12, 2010   June 30, 2014
Invesco Premium Income Fund                   December 13, 2011   June 30, 2014
Invesco Select Companies Fund                    July 1, 2007     June 30, 2014

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco Corporate Bond Fund                    February 12, 2010  June 30, 2014
Invesco Dynamics Fund                            July 1, 2007     June 30, 2014
Invesco Global Real Estate Fund                  July 1, 2007     June 30, 2014
Invesco High Yield Fund                          July 1, 2007     June 30, 2014
Invesco High Yield Securities Fund             February 12, 2010  June 30, 2014
Invesco Limited Maturity Treasury Fund           July 1, 2007     June 30, 2014
Invesco Money Market Fund                        July 1, 2007     June 30, 2014
Invesco Municipal Bond Fund                      July 1, 2007     June 30, 2014
Invesco Real Estate Fund                         July 1, 2007     June 30, 2014
Invesco Short Term Bond Fund                     July 1, 2007     June 30, 2014
Invesco U.S. Government Fund                     July 1, 2007     June 30, 2014

--------
* Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
** Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity
   Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.

                                                               Sub-Item 77Q1(e)

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco American Value Fund                    February 12, 2010  June 30, 2014
Invesco Comstock Fund                          February 12, 2010  June 30, 2014
Invesco Dividend Income Fund                     July 1, 2007     June 30, 2014
Invesco Energy Fund                              July 1, 2007     June 30, 2014
Invesco Gold & Precious Metals Fund              July 1, 2007     June 30, 2014
Invesco Leisure Fund                             July 1, 2007     June 30, 2014
Invesco Mid Cap Growth Fund                    February 12, 2010  June 30, 2014
Invesco Small Cap Value Fund                   February 12, 2010  June 30, 2014
Invesco Technology Fund                          July 1, 2007     June 30, 2014
Invesco Technology Sector Fund                 February 12, 2010  June 30, 2014
Invesco Value Opportunities Fund               February 12, 2010  June 30, 2014

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco High Yield Municipal Fund              February 12, 2010  June 30, 2014
Invesco Intermediate Term Municipal Income
Fund                                           February 12, 2010  June 30, 2014
Invesco Municipal Income Fund                  February 12, 2010  June 30, 2014
Invesco New York Tax Free Income Fund          February 12, 2010  June 30, 2014
Invesco Tax-Exempt Cash Fund                     July 1, 2007     June 30, 2014
Invesco Tax-Free Intermediate Fund               July 1, 2007     June 30, 2014

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco V.I. American Franchise Fund           February 12, 2010  June 30, 2014
Invesco V.I. American Value Fund               February 12, 2010  June 30, 2014
Invesco V.I. Balanced-Risk Allocation Fund***  December 22, 2010  June 30, 2014
Invesco V.I. Comstock Fund                     February 12, 2010  June 30, 2014
Invesco V.I. Core Equity Fund                    July 1, 2007     June 30, 2014
Invesco V.I. Diversified Dividend Fund         February 12, 2010  June 30, 2014
Invesco V.I. Diversified Income Fund             July 1, 2007     June 30, 2014
Invesco V.I. Equally-Weighted S&P 500 Fund     February 12, 2010  June 30, 2014
Invesco V.I. Equity and Income Fund            February 12, 2010  June 30, 2014
Invesco V.I. Global Core Equity Fund           February 12, 2010  June 30, 2014
Invesco V.I. Global Health Care Fund             July 1, 2007     June 30, 2014
Invesco V.I. Global Real Estate Fund             July 1, 2007     June 30, 2014
Invesco V.I. Government Securities Fund          July 1, 2007     June 30, 2014
Invesco V.I. Growth and Income Fund            February 12, 2010  June 30, 2014
Invesco V.I. High Yield Fund                     July 1, 2007     June 30, 2014
Invesco V.I. International Growth Fund           July 1, 2007     June 30, 2014
Invesco V.I. Mid Cap Core Equity Fund            July 1, 2007     June 30, 2014
Invesco V.I. Mid Cap Growth Fund               February 12, 2010  June 30, 2014
Invesco V.I. Money Market Fund                   July 1, 2007     June 30, 2014
Invesco V.I. S&P 500 Index Fund                February 12, 2010  June 30, 2014
Invesco V.I. Small Cap Equity Fund               July 1, 2007     June 30, 2014
Invesco V.I. Technology Fund                     July 1, 2007     June 30, 2014
Invesco V.I. Utilities Fund                      July 1, 2007     June 30, 2014
Invesco V.I. Value Opportunities Fund            July 1, 2007     June 30, 2014

--------
*** Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
    Allocation Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

FUND                                            EFFECTIVE DATE  COMMITTED UNTIL
----                                           ---------------- ---------------
Invesco Balanced-Risk Aggressive Allocation
  Fund                                         January 16, 2013  June 30, 2014

                               CLOSED-END FUNDS

 FUND                                           EFFECTIVE DATE COMMITTED UNTIL
 ----                                           -------------- ---------------
 Invesco Municipal Income Opportunities Trust    June 1, 2010   June 30, 2014
 Invesco Quality Municipal Income Trust          June 1, 2010   June 30, 2014
 Invesco Value Municipal Income Trust            June 1, 2010   June 30, 2014

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A--D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

   AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
   AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
   AIM FUNDS GROUP (INVESCO FUNDS GROUP)
   AIM GROWTH SERIES (INVESCO GROWTH SERIES)
   AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
   AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
   AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
   AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
   INVESCO QUALITY MUNICIPAL INCOME TRUST
   INVESCO SECURITIES TRUST
   INVESCO VALUE MUNICIPAL INCOME TRUST
   SHORT-TERM INVESTMENTS TRUST
   on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President
                                                             as of July 1, 2013

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

FUND
----                                     CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF      EXPIRATION
                                          VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
                                         ------------  ---------- ------------------- ------------------
Invesco American Franchise Fund
   Class A Shares                        Contractual      2.00%      July 1, 2013       June 30, 2014
   Class B Shares                        Contractual      2.75%      July 1, 2013       June 30, 2014
   Class C Shares                        Contractual      2.75%      July 1, 2013       June 30, 2014
   Class R Shares                        Contractual      2.25%      July 1, 2013       June 30, 2014
   Class R5 Shares                       Contractual      1.75%      July 1, 2013       June 30, 2014
   Class R6 Shares                       Contractual      1.75%      July 1, 2013       June 30, 2014
   Class Y Shares                        Contractual      1.75%      July 1, 2013       June 30, 2014

Invesco California Tax-Free Income Fund
   Class A Shares                        Contractual      1.50%      July 1, 2012       June 30, 2014
   Class B Shares                        Contractual      2.00%      July 1, 2012       June 30, 2014
   Class C Shares                        Contractual      2.00%      July 1, 2012       June 30, 2014
   Class Y Shares                        Contractual      1.25%      July 1, 2012       June 30, 2014

Invesco Core Plus Bond Fund
   Class A Shares                        Contractual      0.75%      June 6, 2011     December 31, 2013
   Class B Shares                        Contractual      1.50%      June 6, 2011     December 31, 2013
   Class C Shares                        Contractual      1.50%      June 6, 2011     December 31, 2013
   Class R Shares                        Contractual      1.00%      June 6, 2011     December 31, 2013
   Class R5 Shares                       Contractual      0.50%      June 6, 2011     December 31, 2013
   Class R6 Shares                       Contractual      0.50%   September 24, 2012  December 31, 2013
   Class Y Shares                        Contractual      0.50%      June 6, 2011     December 31, 2013

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                        Contractual      2.00%      July 1, 2012       June 30, 2014
   Class B Shares                        Contractual      2.75%      July 1, 2012       June 30, 2014
   Class C Shares                        Contractual      2.75%      July 1, 2012       June 30, 2014
   Class R Shares                        Contractual      2.25%      July 1, 2012       June 30, 2014
   Class R6 Shares                       Contractual      1.75%   September 24, 2012    June 30, 2014
   Class Y Shares                        Contractual      1.75%      July 1, 2012       June 30, 2014

Invesco Equity and Income Fund
   Class A Shares                        Contractual      1.50%      July 1, 2012       June 30, 2014
   Class B Shares                        Contractual      2.25%      July 1, 2012       June 30, 2014
   Class C Shares                        Contractual      2.25%      July 1, 2012       June 30, 2014
   Class R Shares                        Contractual      1.75%      July 1, 2012       June 30, 2014
   Class R5 Shares                       Contractual      1.25%      July 1, 2012       June 30, 2014
   Class R6 Shares                       Contractual      1.25%   September 24, 2012    June 30, 2014
   Class Y Shares                        Contractual      1.25%      July 1, 2012       June 30, 2014

Invesco Floating Rate Fund
   Class A Shares                        Contractual      1.50%     April 14, 2006      June 30, 2014
   Class C Shares                        Contractual      2.00%     April 14, 2006      June 30, 2014
   Class R Shares                        Contractual      1.75%     April 14, 2006      June 30, 2014
   Class R5 Shares                       Contractual      1.25%     April 14, 2006      June 30, 2014
   Class R6 Shares                       Contractual      1.25%   September 24, 2012    June 30, 2014
   Class Y Shares                        Contractual      1.25%    October 3, 2008      June 30, 2014

Invesco Global Real Estate Income Fund
   Class A Shares                        Contractual      2.00%      July 1, 2009       June 30, 2014
   Class B Shares                        Contractual      2.75%      July 1, 2009       June 30, 2014
   Class C Shares                        Contractual      2.75%      July 1, 2009       June 30, 2014
   Class R5 Shares                       Contractual      1.75%      July 1, 2009       June 30, 2014
   Class R6 Shares                       Contractual      1.75%   September 24, 2012    June 30, 2014
   Class Y Shares                        Contractual      1.75%      July 1, 2009       June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2013

FUND
----                                       CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF    EXPIRATION
                                            VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
                                           ------------  ---------- ------------------- --------------

Invesco Growth and Income Fund
   Class A Shares                          Contractual      2.00%      July 1, 2012     June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2012     June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2012     June 30, 2014
   Class R Shares                          Contractual      2.25%      July 1, 2012     June 30, 2014
   Class R5 Shares                         Contractual      1.75%      July 1, 2012     June 30, 2014
   Class R6 Shares                         Contractual      1.75%   September 24, 2012  June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2012     June 30, 2014

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                          Contractual      1.50%      July 1, 2012     June 30, 2014
   Class B Shares                          Contractual      2.25%      July 1, 2012     June 30, 2014
   Class C Shares                          Contractual      2.25%      July 1, 2012     June 30, 2014
   Class Y Shares                          Contractual      1.25%      July 1, 2012     June 30, 2014

Invesco S&P 500 Index Fund
   Class A Shares                          Contractual      2.00%      July 1, 2012     June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2012     June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2012     June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2012     June 30, 2014

Invesco Small Cap Discovery Fund
   Class A Shares                          Contractual      2.00%      July 1, 2012     June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2012     June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2012     June 30, 2014
   Class R5 Shares                         Contractual      1.75%   September 24, 2012  June 30, 2014
   Class R6 Shares                         Contractual      1.75%   September 24, 2012  June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2012     June 30, 2014

Invesco U.S. Quantitative Core Fund
   Class A Shares                          Contractual      2.00%      July 1, 2012     June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2012     June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2012     June 30, 2014
   Class R Shares                          Contractual      2.25%      July 1, 2012     June 30, 2014
   Class R5 Shares                         Contractual      1.75%      July 1, 2012     June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2012     June 30, 2014
   Investor Class Shares                   Contractual      2.00%      July 1, 2012     June 30, 2014

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

FUND
----                                       CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF    EXPIRATION
                                            VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
                                           ------------  ---------- ------------------- --------------
Invesco Charter Fund
   Class A Shares                          Contractual      2.00%      July 1, 2009     June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2009     June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2009     June 30, 2014
   Class R Shares                          Contractual      2.25%      July 1, 2009     June 30, 2014
   Class R5 Shares                         Contractual      1.75%      July 1, 2009     June 30, 2014
   Class R6 Shares                         Contractual      1.75%   September 24, 2012  June 30, 2014
   Class S Shares                          Contractual      1.90%   September 25, 2009  June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2009     June 30, 2014

Invesco Constellation Fund
   Class A Shares                          Contractual      2.00%      July 1, 2009     June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2009     June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2009     June 30, 2014
   Class R Shares                          Contractual      2.25%      July 1, 2009     June 30, 2014
   Class R5 Shares                         Contractual      1.75%      July 1, 2009     June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2009     June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2013

                     CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                  VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                 ------------  ---------- ------------------- --------------
Invesco Disciplined
  Equity Fund
   Class Y Shares    Contractual      1.75%     July 14, 2009     June 30, 2014

Invesco Diversified
  Dividend Fund
   Class A Shares    Contractual      2.00%      July 1, 2013     June 30, 2014
   Class B Shares    Contractual      2.75%      July 1, 2013     June 30, 2014
   Class C Shares    Contractual      2.75%      July 1, 2013     June 30, 2014
   Class R Shares    Contractual      2.25%      July 1, 2013     June 30, 2014
   Class R5 Shares   Contractual      1.75%      July 1, 2013     June 30, 2014
   Class R6 Shares   Contractual      1.75%      July 1, 2013     June 30, 2014
   Class Y Shares    Contractual      1.75%      July 1, 2013     June 30, 2014
   Investor Class
     Shares          Contractual      2.00%      July 1, 2013     June 30, 2014

Invesco Summit Fund
   Class A Shares    Contractual      2.00%      July 1, 2009     June 30, 2014
   Class B Shares    Contractual      2.75%      July 1, 2009     June 30, 2014
   Class C Shares    Contractual      2.75%      July 1, 2009     June 30, 2014
   Class P Shares    Contractual      1.85%      July 1, 2009     June 30, 2014
   Class R5 Shares   Contractual      1.75%      July 1, 2009     June 30, 2014
   Class S Shares    Contractual      1.90%   September 25, 2009  June 30, 2014
   Class Y Shares    Contractual      1.75%      July 1, 2009     June 30, 2014

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                     CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                  VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                 ------------  ---------- ------------------- --------------
Invesco European
  Small Company Fund
   Class A Shares    Contractual      2.25%      July 1, 2009     June 30, 2014
   Class B Shares    Contractual      3.00%      July 1, 2009     June 30, 2014
   Class C Shares    Contractual      3.00%      July 1, 2009     June 30, 2014
   Class Y Shares    Contractual      2.00%      July 1, 2009     June 30, 2014

Invesco Global Core
  Equity Fund
   Class A Shares    Contractual      2.25%      July 1, 2013     June 30, 2014
   Class B Shares    Contractual      3.00%      July 1, 2013     June 30, 2014
   Class C Shares    Contractual      3.00%      July 1, 2013     June 30, 2014
   Class R Shares    Contractual      2.50%      July 1, 2013     June 30, 2014
   Class R5 Shares   Contractual      2.00%      July 1, 2013     June 30, 2014
   Class Y Shares    Contractual      2.00%      July 1, 2013     June 30, 2014

Invesco
  International
  Small Company Fund
   Class A Shares    Contractual      2.25%      July 1, 2009     June 30, 2014
   Class B Shares    Contractual      3.00%      July 1, 2009     June 30, 2014
   Class C Shares    Contractual      3.00%      July 1, 2009     June 30, 2014
   Class R5 Shares   Contractual      2.00%      July 1, 2009     June 30, 2014
   Class R6 Shares   Contractual      2.00%   September 24, 2012  June 30, 2014
   Class Y Shares    Contractual      2.00%      July 1, 2009     June 30, 2014

Invesco Small Cap
  Equity Fund
   Class A Shares    Contractual      2.00%      July 1, 2009     June 30, 2014
   Class B Shares    Contractual      2.75%      July 1, 2009     June 30, 2014
   Class C Shares    Contractual      2.75%      July 1, 2009     June 30, 2014
   Class R Shares    Contractual      2.25%      July 1, 2009     June 30, 2014
   Class R5 Shares   Contractual      1.75%      July 1, 2009     June 30, 2014
   Class R6 Shares   Contractual      1.75%   September 24, 2012  June 30, 2014
   Class Y Shares    Contractual      1.75%      July 1, 2009     June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2013



                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                            CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                        ------------  ---------- ------------------- ---------------
Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                           Contractual      0.25%    November 4, 2009   April 30, 2014
   Class AX Shares                          Contractual      0.25%   February 12, 2010   April 30, 2014
   Class B Shares                           Contractual      1.00%    November 4, 2009   April 30, 2014
   Class C Shares                           Contractual      1.00%    November 4, 2009   April 30, 2014
   Class CX Shares                          Contractual      1.00%   February 12, 2010   April 30, 2014
   Class R Shares                           Contractual      0.50%    November 4, 2009   April 30, 2014
   Class R5 Shares                          Contractual      0.00%    November 4, 2009   April 30, 2014
   Class R6 Shares                          Contractual      0.00%   September 24, 2012  April 30, 2014
   Class RX Shares                          Contractual      0.50%   February 12, 2010   April 30, 2014
   Class Y Shares                           Contractual      0.00%    November 4, 2009   April 30, 2014

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                           Contractual      0.25%    November 4, 2009   April 30, 2014
   Class AX Shares                          Contractual      0.25%   February 12, 2010   April 30, 2014
   Class B Shares                           Contractual      1.00%    November 4, 2009   April 30, 2014
   Class C Shares                           Contractual      1.00%    November 4, 2009   April 30, 2014
   Class CX Shares                          Contractual      1.00%   February 12, 2010   April 30, 2014
   Class R Shares                           Contractual      0.50%    November 4, 2009   April 30, 2014
   Class R5 Shares                          Contractual      0.00%    November 4, 2009   April 30, 2014
   Class R6 Shares                          Contractual      0.00%   September 24, 2012  April 30, 2014
   Class RX Shares                          Contractual      0.50%   February 12, 2010   April 30, 2014
   Class Y Shares                           Contractual      0.00%    November 4, 2009   April 30, 2014

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                           Contractual      0.25%    November 4, 2009   April 30, 2014
   Class AX Shares                          Contractual      0.25%   February 12, 2010   April 30, 2014
   Class B Shares                           Contractual      1.00%    November 4, 2009   April 30, 2014
   Class C Shares                           Contractual      1.00%    November 4, 2009   April 30, 2014
   Class CX Shares                          Contractual      1.00%   February 12, 2010   April 30, 2014
   Class R Shares                           Contractual      0.50%    November 4, 2009   April 30, 2014
   Class R5 Shares                          Contractual      0.00%    November 4, 2009   April 30, 2014
   Class R6 Shares                          Contractual      0.00%   September 24, 2012  April 30, 2014
   Class RX Shares                          Contractual      0.50%   February 12, 2010   April 30, 2014
   Class Y Shares                           Contractual      0.00%    November 4, 2009   April 30, 2014

Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                           Contractual      0.25%    November 4, 2009   April 30, 2014
   Class AX Shares                          Contractual      0.25%   February 12, 2010   April 30, 2014
   Class B Shares                           Contractual      1.00%    November 4, 2009   April 30, 2014
   Class C Shares                           Contractual      1.00%    November 4, 2009   April 30, 2014
   Class CX Shares                          Contractual      1.00%   February 12, 2010   April 30, 2014
   Class R Shares                           Contractual      0.50%    November 4, 2009   April 30, 2014
   Class R5 Shares                          Contractual      0.00%    November 4, 2009   April 30, 2014
   Class R6 Shares                          Contractual      0.00%   September 24, 2012  April 30, 2014
   Class RX Shares                          Contractual      0.50%   February 12, 2010   April 30, 2014
   Class Y Shares                           Contractual      0.00%    November 4, 2009   April 30, 2014

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                           Contractual      0.25%    November 4, 2009   April 30, 2014
   Class AX Shares                          Contractual      0.25%   February 12, 2010   April 30, 2014
   Class B Shares                           Contractual      1.00%    November 4, 2009   April 30, 2014
   Class C Shares                           Contractual      1.00%    November 4, 2009   April 30, 2014
   Class CX Shares                          Contractual      1.00%   February 12, 2010   April 30, 2014
   Class R Shares                           Contractual      0.50%    November 4, 2009   April 30, 2014
   Class R5 Shares                          Contractual      0.00%    November 4, 2009   April 30, 2014
   Class R6 Shares                          Contractual      0.00%   September 24, 2012  April 30, 2014
   Class RX Shares                          Contractual      0.50%   February 12, 2010   April 30, 2014
   Class Y Shares                           Contractual      0.00%    November 4, 2009   April 30, 2014

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2013


                                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                    VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                   ------------ ---------- ------------------ --------------
Invesco Conservative Allocation Fund
   Class A Shares                      Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                      Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                      Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R Shares                      Contractual     1.75%      July 1, 2012    June 30, 2014
   Class R5 Shares                     Contractual     1.25%      July 1, 2012    June 30, 2014
   Class S Shares                      Contractual     1.40%      July 1, 2012    June 30, 2014
   Class Y Shares                      Contractual     1.25%      July 1, 2012    June 30, 2014

Invesco Convertible Securities Fund
   Class A Shares                      Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                      Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                      Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                     Contractual     1.25%      July 1, 2012    June 30, 2014
   Class R6 Shares                     Contractual     1.25%   September 24, 2012 June 30, 2014
   Class Y Shares                      Contractual     1.25%      July 1, 2012    June 30, 2014

Invesco Global Quantitative Core Fund
   Class A Shares                      Contractual     2.25%      July 1, 2009    June 30, 2014
   Class B Shares                      Contractual     3.00%      July 1, 2009    June 30, 2014
   Class C Shares                      Contractual     3.00%      July 1, 2009    June 30, 2014
   Class R Shares                      Contractual     2.50%      July 1, 2009    June 30, 2014
   Class R5 Shares                     Contractual     2.00%      July 1, 2009    June 30, 2014
   Class Y Shares                      Contractual     2.00%      July 1, 2009    June 30, 2014

Invesco Growth Allocation Fund
   Class A Shares                      Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares                      Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares                      Contractual     2.75%      July 1, 2012    June 30, 2014
   Class R Shares                      Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                     Contractual     1.75%      July 1, 2012    June 30, 2014
   Class S Shares                      Contractual     1.90%      July 1, 2012    June 30, 2014
   Class Y Shares                      Contractual     1.75%      July 1, 2012    June 30, 2014

Invesco Income Allocation Fund
   Class A Shares                      Contractual     0.25%      May 1, 2012     April 30, 2014
   Class B Shares                      Contractual     1.00%      May 1, 2012     April 30, 2014
   Class C Shares                      Contractual     1.00%      May 1, 2012     April 30, 2014
   Class R Shares                      Contractual     0.50%      May 1, 2012     April 30, 2014
   Class R5 Shares                     Contractual     0.00%      May 1, 2012     April 30, 2014
   Class Y Shares                      Contractual     0.00%      May 1, 2012     April 30, 2014

Invesco International Allocation Fund
   Class A Shares                      Contractual     2.25%      May 1, 2012     June 30, 2014
   Class B Shares                      Contractual     3.00%      May 1, 2012     June 30, 2014
   Class C Shares                      Contractual     3.00%      May 1, 2012     June 30, 2014
   Class R Shares                      Contractual     2.50%      May 1, 2012     June 30, 2014
   Class R5 Shares                     Contractual     2.00%      May 1, 2012     June 30, 2014
   Class Y Shares                      Contractual     2.00%      May 1, 2012     June 30, 2014

Invesco Leaders Fund
   Class A Shares                      Contractual     2.25%      July 1, 2012    June 30, 2014
   Class B Shares                      Contractual     3.00%      July 1, 2012    June 30, 2014
   Class C Shares                      Contractual     3.00%      July 1, 2012    June 30, 2014
   Class Y Shares                      Contractual     2.00%      July 1, 2012    June 30, 2014

Invesco Mid Cap Core Equity Fund
   Class A Shares                      Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                      Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                      Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares                      Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares                     Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares                     Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                      Contractual     1.75%      July 1, 2009    June 30, 2014


See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2013


                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                               VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                              ------------ ---------- ------------------ -------------
Invesco Moderate Allocation Fund
   Class A Shares                 Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                 Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                 Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R Shares                 Contractual     1.75%      July 1, 2012    June 30, 2014
   Class R5 Shares                Contractual     1.25%      July 1, 2012    June 30, 2014
   Class S Shares                 Contractual     1.40%      July 1, 2012    June 30, 2014
   Class Y Shares                 Contractual     1.25%      July 1, 2012    June 30, 2014

Invesco Small Cap Growth Fund
   Class A Shares                 Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                 Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                 Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares                 Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares                Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares                Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                 Contractual     1.75%      July 1, 2009    June 30, 2014
   Investor Class Shares          Contractual     2.00%      July 1, 2009    June 30, 2014

Invesco U.S. Mortgage Fund
   Class A Shares                 Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                 Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                 Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                Contractual     1.25%      July 1, 2012    June 30, 2014
   Class Y Shares                 Contractual     1.25%      July 1, 2012    June 30, 2014

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                               ------------ ---------- ------------------ -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                  Contractual     2.25%      July 1, 2009      June 30, 2014
   Class B Shares                  Contractual     3.00%      July 1, 2009      June 30, 2014
   Class C Shares                  Contractual     3.00%      July 1, 2009      June 30, 2014
   Class Y Shares                  Contractual     2.00%      July 1, 2009      June 30, 2014

Invesco European Growth Fund
   Class A Shares                  Contractual     2.25%      July 1, 2009      June 30, 2014
   Class B Shares                  Contractual     3.00%      July 1, 2009      June 30, 2014
   Class C Shares                  Contractual     3.00%      July 1, 2009      June 30, 2014
   Class R Shares                  Contractual     2.50%      July 1, 2009      June 30, 2014
   Class Y Shares                  Contractual     2.00%      July 1, 2009      June 30, 2014
   Investor Class Shares           Contractual     2.25%      July 1, 2009      June 30, 2014

Invesco Global Growth Fund
   Class A Shares                  Contractual     2.25%    January 1, 2013     June 30, 2014
   Class B Shares                  Contractual     3.00%    January 1, 2013     June 30, 2014
   Class C Shares                  Contractual     3.00%    January 1, 2013     June 30, 2014
   Class R5 Shares                 Contractual     2.00%    January 1, 2013     June 30, 2014
   Class R6 Shares                 Contractual     2.00%    January 1, 2013     June 30, 2014
   Class Y Shares                  Contractual     2.00%    January 1, 2013     June 30, 2014

Invesco Global Opportunities Fund
   Class A Shares                  Contractual     1.36%     August 1, 2012   February 28, 2014
   Class C Shares                  Contractual     2.11%     August 1, 2012   February 28, 2014
   Class R Shares                  Contractual     1.61%     August 1, 2012   February 28, 2014
   Class R5 Shares                 Contractual     1.11%     August 1, 2012   February 28, 2014
   Class R6 Shares                 Contractual     1.11%   September 24, 2012 February 28, 2014
   Class Y Shares                  Contractual     1.11%     August 1, 2012   February 28, 2014


See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2013


                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT     EXPIRATION DATE
----                                               ------------ ---------- ------------------ -----------------
Invesco Select Opportunities Fund
   Class A Shares                                  Contractual     1.51%     August 1, 2012   February 28, 2014
   Class C Shares                                  Contractual     2.26%     August 1, 2012   February 28, 2014
   Class R Shares                                  Contractual     1.76%     August 1, 2012   February 28, 2014
   Class R5 Shares                                 Contractual     1.26%     August 1, 2012   February 28, 2014
   Class R6 Shares                                 Contractual     1.26%   September 24, 2012 February 28, 2014
   Class Y Shares                                  Contractual     1.26%     August 1, 2012   February 28, 2014

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                                  Contractual     2.25%      July 1, 2009      June 30, 2014
   Class B Shares                                  Contractual     3.00%      July 1, 2009      June 30, 2014
   Class C Shares                                  Contractual     3.00%      July 1, 2009      June 30, 2014
   Class R5 Shares                                 Contractual     2.00%      July 1, 2009      June 30, 2014
   Class Y Shares                                  Contractual     2.00%      July 1, 2009      June 30, 2014

Invesco International Core Equity Fund
   Class A Shares                                  Contractual     2.25%      July 1, 2009      June 30, 2014
   Class B Shares                                  Contractual     3.00%      July 1, 2009      June 30, 2014
   Class C Shares                                  Contractual     3.00%      July 1, 2009      June 30, 2014
   Class R Shares                                  Contractual     2.50%      July 1, 2009      June 30, 2014
   Class R5 Shares                                 Contractual     2.00%      July 1, 2009      June 30, 2014
   Class R6 Shares                                 Contractual     2.00%   September 24, 2012   June 30, 2014
   Class Y Shares                                  Contractual     2.00%      July 1, 2009      June 30, 2014
   Investor Class Shares                           Contractual     2.25%      July 1, 2009      June 30, 2014

Invesco International Growth Fund
   Class A Shares                                  Contractual     2.25%      July 1, 2013      June 30, 2014
   Class B Shares                                  Contractual     3.00%      July 1, 2013      June 30, 2014
   Class C Shares                                  Contractual     3.00%      July 1, 2013      June 30, 2014
   Class R Shares                                  Contractual     2.50%      July 1, 2013      June 30, 2014
   Class R5 Shares                                 Contractual     2.00%      July 1, 2013      June 30, 2014
   Class R6 Shares                                 Contractual     2.00%      July 1, 2013      June 30, 2014
   Class Y Shares                                  Contractual     2.00%      July 1, 2013      June 30, 2014

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT    EXPIRATION DATE
----                                               ------------ ---------- ------------------ ---------------
Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                                  Contractual     2.00%      July 1, 2012     June 30, 2014
   Class B Shares                                  Contractual     2.75%      July 1, 2012     June 30, 2014
   Class C Shares                                  Contractual     2.75%      July 1, 2012     June 30, 2014
   Class R Shares                                  Contractual     2.25%      July 1, 2012     June 30, 2014
   Class R5 Shares                                 Contractual     1.75%      July 1, 2012     June 30, 2014
   Class R6 Shares                                 Contractual     1.75%   September 24, 2012  June 30, 2014
   Class Y Shares                                  Contractual     1.75%      July 1, 2012     June 30, 2014
Invesco Balanced-Risk
Commodity Strategy Fund/4/
   Class A Shares                                  Contractual     1.22%   November 29, 2010   June 30, 2014
   Class B Shares                                  Contractual     1.97%   November 29, 2010   June 30, 2014
   Class C Shares                                  Contractual     1.97%   November 29, 2010   June 30, 2014
   Class R Shares                                  Contractual     1.47%   November 29, 2010   June 30, 2014
   Class R5 Shares                                 Contractual     0.97%   November 29, 2010   June 30, 2014
   Class R6 Shares                                 Contractual     0.97%   September 24, 2012  June 30, 2014
   Class Y Shares                                  Contractual     0.97%   November 29, 2010   June 30, 2014
Invesco China Fund
   Class A Shares                                  Contractual     2.25%      July 1, 2009     June 30, 2014
   Class B Shares                                  Contractual     3.00%      July 1, 2009     June 30, 2014
   Class C Shares                                  Contractual     3.00%      July 1, 2009     June 30, 2014
   Class R5 Shares                                 Contractual     2.00%      July 1, 2009     June 30, 2014
   Class Y Shares                                  Contractual     2.00%      July 1, 2009     June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2013


                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                 VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                ------------ ---------- ------------------ -----------------
Invesco Developing Markets Fund
   Class A Shares                   Contractual     2.25%      July 1, 2012      June 30, 2014
   Class B Shares                   Contractual     3.00%      July 1, 2012      June 30, 2014
   Class C Shares                   Contractual     3.00%      July 1, 2012      June 30, 2014
   Class R5 Shares                  Contractual     2.00%      July 1, 2012      June 30, 2014
   Class R6 Shares                  Contractual     2.00%   September 24, 2012   June 30, 2014
   Class Y Shares                   Contractual     2.00%      July 1, 2012      June 30, 2014

Invesco Emerging Market Local
Currency Debt Fund
   Class A Shares                   Contractual     1.24%     June 14, 2010    February 28, 2014
   Class B Shares                   Contractual     1.99%     June 14, 2010    February 28, 2014
   Class C Shares                   Contractual     1.99%     June 14, 2010    February 28, 2014
   Class R Shares                   Contractual     1.49%     June 14, 2010    February 28, 2014
   Class Y Shares                   Contractual     0.99%     June 14, 2010    February 28, 2014
   Class R5 Shares                  Contractual     0.99%     June 14, 2010    February 28, 2014
   Class R6 Shares                  Contractual     0.99%   September 24, 2012 February 28, 2014

Invesco Emerging Markets Equity
Fund
   Class A Shares                   Contractual     1.85%      May 11, 2011    February 28, 2014
   Class C Shares                   Contractual     2.60%      May 11, 2011    February 28, 2014
   Class R Shares                   Contractual     2.10%      May 11, 2011    February 28, 2014
   Class R5 Shares                  Contractual     1.60%      May 11, 2011    February 28, 2014
   Class R6 Shares                  Contractual     1.60%   September 24, 2012 February 28, 2014
   Class Y Shares                   Contractual     1.60%      May 11, 2011    February 28, 2014

Invesco Endeavor Fund
   Class A Shares                   Contractual     2.00%      July 1, 2009      June 30, 2014
   Class B Shares                   Contractual     2.75%      July 1, 2009      June 30, 2014
   Class C Shares                   Contractual     2.75%      July 1, 2009      June 30, 2014
   Class R Shares                   Contractual     2.25%      July 1, 2009      June 30, 2014
   Class R5 Shares                  Contractual     1.75%      July 1, 2009      June 30, 2014
   Class R6 Shares                  Contractual     1.75%   September 24, 2012   June 30, 2014
   Class Y Shares                   Contractual     1.75%      July 1, 2009      June 30, 2014

Invesco Global Health Care Fund
   Class A Shares                   Contractual     2.00%      July 1, 2012      June 30, 2014
   Class B Shares                   Contractual     2.75%      July 1, 2012      June 30, 2014
   Class C Shares                   Contractual     2.75%      July 1, 2012      June 30, 2014
   Class Y Shares                   Contractual     1.75%      July 1, 2012      June 30, 2014
   Investor Class Shares            Contractual     2.00%      July 1, 2012      June 30, 2014

Invesco Global Markets Strategy
Fund/5/
   Class H1 Shares                  Contractual     2.00%   September 25, 2012 February 28, 2014

Invesco International Total Return
Fund
   Class A Shares                   Contractual     1.10%     March 31, 2006   February 28, 2014
   Class B Shares                   Contractual     1.85%     March 31, 2006   February 28, 2014
   Class C Shares                   Contractual     1.85%     March 31, 2006   February 28, 2014
   Class R5 Shares                  Contractual     0.85%    October 3, 2008   February 28, 2014
   Class R6 Shares                  Contractual     0.85%   September 24, 2012 February 28, 2014
   Class Y Shares                   Contractual     0.85%     March 31, 2006   February 28, 2014

Invesco Pacific Growth Fund
   Class A Shares                   Contractual     2.25%      July 1, 2012      June 30, 2014
   Class B Shares                   Contractual     3.00%      July 1, 2012      June 30, 2014
   Class C Shares                   Contractual     3.00%      July 1, 2012      June 30, 2014
   Class R Shares                   Contractual     2.50%      July 1, 2012      June 30, 2014
   Class R5 Shares                  Contractual     2.00%      July 1, 2012      June 30, 2014
   Class Y Shares                   Contractual     2.00%      July 1, 2012      June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2013


                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT     EXPIRATION DATE
----                           ------------ ---------- ------------------ -----------------
Invesco Premium Income Fund
   Class A Shares              Contractual     0.89%   December 13, 2011  February 28, 2014
   Class C Shares              Contractual     1.64%   December 13, 2011  February 28, 2014
   Class R Shares              Contractual     1.14%   December 13, 2011  February 28, 2014
   Class R5 Shares             Contractual     0.64%   December 13, 2011  February 28, 2014
   Class R6 Shares             Contractual     0.64%   September 24, 2012 February 28, 2014
   Class Y Shares              Contractual     0.64%   December 13, 2011  February 28, 2014

Invesco Select Companies Fund
   Class A Shares              Contractual     2.00%      July 1, 2009      June 30, 2014
   Class B Shares              Contractual     2.75%      July 1, 2009      June 30, 2014
   Class C Shares              Contractual     2.75%      July 1, 2009      June 30, 2014
   Class R Shares              Contractual     2.25%      July 1, 2009      June 30, 2014
   Class R5 Shares             Contractual     1.75%      July 1, 2009      June 30, 2014
   Class Y Shares              Contractual     1.75%      July 1, 2009      June 30, 2014

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                             ------------ ---------- ------------------ -------------
Invesco Corporate Bond Fund
   Class A Shares                Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R Shares                Contractual     1.75%      July 1, 2012    June 30, 2014
   Class R5 Shares               Contractual     1.25%      July 1, 2012    June 30, 2014
   Class R6 Shares               Contractual     1.25%   September 24, 2012 June 30, 2014
   Class Y Shares                Contractual     1.25%      July 1, 2012    June 30, 2014

Invesco Dynamics Fund
   Class A Shares                Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares                Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares               Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares               Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                Contractual     1.75%      July 1, 2009    June 30, 2014
   Investor Class Shares         Contractual     2.00%      July 1, 2009    June 30, 2014

Invesco Global Real Estate Fund
   Class A Shares                Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares                Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares               Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares               Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                Contractual     1.75%      July 1, 2009    June 30, 2014

Invesco High Yield Fund
   Class A Shares                Contractual     1.50%      July 1, 2013    June 30, 2014
   Class B Shares                Contractual     2.25%      July 1, 2013    June 30, 2014
   Class C Shares                Contractual     2.25%      July 1, 2013    June 30, 2014
   Class R5 Shares               Contractual     1.25%      July 1, 2013    June 30, 2014
   Class R6 Shares               Contractual     1.25%      July 1, 2013    June 30, 2014
   Class Y Shares                Contractual     1.25%      July 1, 2013    June 30, 2014
   Investor Class Shares         Contractual     1.50%      July 1, 2013    June 30, 2014

Invesco High Yield Securities
Fund
   Class A Shares                Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                Contractual     2.00%      July 1, 2012    June 30, 2014
   Class C Shares                Contractual     2.10%      July 1, 2012    June 30, 2014
   Class Y Shares                Contractual     1.25%      July 1, 2012    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2013


                                         CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                     ------------ ----------  ------------------ -------------
Invesco Limited Maturity Treasury
Fund
   Class A Shares                        Contractual      1.50%      July 1, 2012    June 30, 2014
   Class A2 Shares                       Contractual      1.40%      July 1, 2012    June 30, 2014
   Class R5 Shares                       Contractual      1.25%      July 1, 2012    June 30, 2014
   Class Y Shares                        Contractual      1.25%      July 1, 2012    June 30, 2014

Invesco Municipal Bond Fund
   Class A Shares                        Contractual      1.50%      July 1, 2012    June 30, 2014
   Class B Shares                        Contractual      2.25%      July 1, 2012    June 30, 2014
   Class C Shares                        Contractual      2.25%      July 1, 2012    June 30, 2014
   Class Y Shares                        Contractual      1.25%      July 1, 2012    June 30, 2014
   Investor Class Shares                 Contractual      1.50%      July 1, 2012    June 30, 2014

Invesco Real Estate Fund
   Class A Shares                        Contractual      2.00%      July 1, 2012    June 30, 2014
   Class B Shares                        Contractual      2.75%      July 1, 2012    June 30, 2014
   Class C Shares                        Contractual      2.75%      July 1, 2012    June 30, 2014
   Class R Shares                        Contractual      2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                       Contractual      1.75%      July 1, 2012    June 30, 2014
   Class R6 Shares                       Contractual      1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                        Contractual      1.75%      July 1, 2012    June 30, 2014
   Investor Class Shares                 Contractual      2.00%      July 1, 2012    June 30, 2014

Invesco Short Term Bond Fund
   Class A Shares                        Contractual      1.40%      July 1, 2013    June 30, 2014
   Class C Shares                        Contractual     1.75%/2/    July 1, 2013    June 30, 2014
   Class R Shares                        Contractual      1.75%      July 1, 2013    June 30, 2014
   Class R5 Shares                       Contractual      1.25%      July 1, 2013    June 30, 2014
   Class R6 Shares                       Contractual      1.25%      July 1, 2013    June 30, 2014
   Class Y Shares                        Contractual      1.25%      July 1, 2013    June 30, 2014

Invesco U.S. Government Fund
   Class A Shares                        Contractual      1.50%      July 1, 2012    June 30, 2014
   Class B Shares                        Contractual      2.25%      July 1, 2012    June 30, 2014
   Class C Shares                        Contractual      2.25%      July 1, 2012    June 30, 2014
   Class R Shares                        Contractual      1.75%      July 1, 2012    June 30, 2014
   Class R5 Shares                       Contractual      1.25%      July 1, 2012    June 30, 2014
   Class Y Shares                        Contractual      1.25%      July 1, 2012    June 30, 2014
   Investor Class Shares                 Contractual      1.50%      July 1, 2012    June 30, 2014

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ------------------ -------------
Invesco American Value Fund
   Class A Shares                        Contractual     2.00%      July 1, 2013    June 30, 2014
   Class B Shares                        Contractual     2.75%      July 1, 2013    June 30, 2014
   Class C Shares                        Contractual     2.75%      July 1, 2013    June 30, 2014
   Class R Shares                        Contractual     2.25%      July 1, 2013    June 30, 2014
   Class R5 Shares                       Contractual     1.75%      July 1, 2013    June 30, 2014
   Class R6 Shares                       Contractual     1.75%      July 1, 2013    June 30, 2014
   Class Y Shares                        Contractual     1.75%      July 1, 2013    June 30, 2014

Invesco Comstock Fund
   Class A Shares                        Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares                        Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares                        Contractual     2.75%      July 1, 2012    June 30, 2014
   Class R Shares                        Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                       Contractual     1.75%      July 1, 2012    June 30, 2014
   Class R6 Shares                       Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                        Contractual     1.75%      July 1, 2012    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2013


                                CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                             VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                            ------------ ---------- ----------------- -----------------

Invesco Energy Fund
   Class A Shares               Contractual     2.00%     July 1, 2009      June 30, 2014
   Class B Shares               Contractual     2.75%     July 1, 2009      June 30, 2014
   Class C Shares               Contractual     2.75%     July 1, 2009      June 30, 2014
   Class R5 Shares              Contractual     1.75%     July 1, 2009      June 30, 2014
   Class Y Shares               Contractual     1.75%     July 1, 2009      June 30, 2014
   Investor Class Shares        Contractual     2.00%     July 1, 2009      June 30, 2014

Invesco Dividend Income Fund
   Class A Shares               Contractual     1.10%   February 6, 2013  February 28, 2014
   Class B Shares               Contractual     1.85%   February 6, 2013  February 28, 2014
   Class C Shares               Contractual     1.85%   February 6, 2013  February 28, 2014
   Class R5 Shares              Contractual     0.85%   February 6, 2013  February 28, 2014
   Class R6 Shares              Contractual     0.85%   February 6, 2013  February 28, 2014
   Class Y Shares               Contractual     0.85%   February 6, 2013  February 28, 2014
   Investor Class Shares        Contractual     1.10%   February 6, 2013  February 28, 2014

Invesco Gold & Precious Metals
Fund
   Class A Shares               Contractual     2.00%     July 1, 2009      June 30, 2014
   Class B Shares               Contractual     2.75%     July 1, 2009      June 30, 2014
   Class C Shares               Contractual     2.75%     July 1, 2009      June 30, 2014
   Class Y Shares               Contractual     1.75%     July 1, 2009      June 30, 2014
   Investor Class Shares        Contractual     2.00%     July 1, 2009      June 30, 2014

Invesco Leisure Fund
   Class A Shares               Contractual     2.00%     July 1, 2009      June 30, 2014
   Class B Shares               Contractual     2.75%     July 1, 2009      June 30, 2014
   Class C Shares               Contractual     2.75%     July 1, 2009      June 30, 2014
   Class R Shares               Contractual     2.25%     July 1, 2009      June 30, 2014
   Class Y Shares               Contractual     1.75%     July 1, 2009      June 30, 2014
   Investor Class Shares        Contractual     2.00%     July 1, 2009      June 30, 2014

Invesco Mid Cap Growth Fund
   Class A Shares               Contractual     2.00%     July 1, 2012      June 30, 2013
   Class B Shares               Contractual     2.75%     July 1, 2012      June 30, 2013
   Class C Shares               Contractual     2.75%     July 1, 2012      June 30, 2013
   Class R Shares               Contractual     2.25%     July 1, 2012      June 30, 2013
   Class R5 Shares              Contractual     1.75%     July 1, 2012      June 30, 2013
   Class R6 Shares              Contractual     1.75%   January 18, 2013    June 30, 2013
   Class Y Shares               Contractual     1.75%     July 1, 2012      June 30, 2013

Invesco Mid Cap Growth Fund
   Class A Shares               Contractual     1.15%    July 15, 2013      July 31, 2015
   Class B Shares               Contractual     1.90%    July 15, 2013      July 31, 2015
   Class C Shares               Contractual     1.90%    July 15, 2013      July 31, 2015
   Class R Shares               Contractual     1.40%    July 15, 2013      July 31, 2015
   Class R5 Shares              Contractual     0.90%    July 15, 2013      July 31, 2015
   Class R6 Shares              Contractual     0.90%    July 15, 2013      July 31, 2015
   Class Y Shares               Contractual     0.90%    July 15, 2013      July 31, 2015

Invesco Small Cap Value Fund
   Class A Shares               Contractual     2.00%     July 1, 2012      June 30, 2014
   Class B Shares               Contractual     2.75%     July 1, 2012      June 30, 2014
   Class C Shares               Contractual     2.75%     July 1, 2012      June 30, 2014
   Class Y Shares               Contractual     1.75%     July 1, 2012      June 30, 2014

Invesco Technology Fund
   Class A Shares               Contractual     2.00%     July 1, 2012      June 30, 2014
   Class B Shares               Contractual     2.75%     July 1, 2012      June 30, 2014
   Class C Shares               Contractual     2.75%     July 1, 2012      June 30, 2014
   Class R5 Shares              Contractual     1.75%     July 1, 2012      June 30, 2014
   Class Y Shares               Contractual     1.75%     July 1, 2012      June 30, 2014
   Investor Class Shares        Contractual     2.00%     July 1, 2012      June 30, 2014


See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2013


                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                      VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                     ------------ ---------- ----------------- -------------
Invesco Technology
  Sector Fund
   Class A Shares        Contractual     2.00%   February 12, 2010 June 30, 2014
   Class B Shares        Contractual     2.75%   February 12, 2010 June 30, 2014
   Class C Shares        Contractual     2.75%   February 12, 2010 June 30, 2014
   Class Y Shares        Contractual     1.75%   February 12, 2010 June 30, 2014

Invesco Value
  Opportunities Fund
   Class A Shares        Contractual     2.00%     July 1, 2012    June 30, 2014
   Class B Shares        Contractual     2.75%     July 1, 2012    June 30, 2014
   Class C Shares        Contractual     2.75%     July 1, 2012    June 30, 2014
   Class R Shares        Contractual     2.25%     July 1, 2012    June 30, 2014
   Class R5 Shares       Contractual     1.75%     July 1, 2012    June 30, 2014
   Class Y Shares        Contractual     1.75%     July 1, 2012    June 30, 2014

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                      VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                     ------------ ---------- ----------------- -------------
Invesco High Yield
  Municipal Fund
   Class A Shares        Contractual     1.50%     July 1, 2012    June 30, 2014
   Class B Shares        Contractual     2.25%     July 1, 2012    June 30, 2014
   Class C Shares        Contractual     2.25%     July 1, 2012    June 30, 2014
   Class R5 Shares       Contractual     1.25%     July 1, 2012    June 30, 2014
   Class Y Shares        Contractual     1.25%     July 1, 2012    June 30, 2014

Invesco Intermediate
  Term
Municipal Income Fund
   Class A Shares        Contractual     0.80%     July 1, 2013    June 30, 2014
   Class B Shares        Contractual     1.55%     July 1, 2013    June 30, 2014
   Class C Shares        Contractual     1.55%     July 1, 2013    June 30, 2014
   Class Y Shares        Contractual     0.55%     July 1, 2013    June 30, 2014

Invesco Municipal
  Income Fund
   Class A Shares        Contractual     1.50%     July 1, 2013    June 30, 2014
   Class B Shares        Contractual     2.25%     July 1, 2013    June 30, 2014
   Class C Shares        Contractual     2.25%     July 1, 2013    June 30, 2014
   Class Y Shares        Contractual     1.25%     July 1, 2013    June 30, 2014
   Investor Class        Contractual     1.50%     July 15, 2013   June 30, 2014

Invesco New York Tax
  Free
Income Fund
   Class A Shares        Contractual     1.50%     July 1, 2012    June 30, 2014
   Class B Shares        Contractual     2.25%     July 1, 2012    June 30, 2014
   Class C Shares        Contractual     2.25%     July 1, 2012    June 30, 2014
   Class Y Shares        Contractual     1.25%     July 1, 2012    June 30, 2014

Invesco Tax-Free
  Intermediate
Fund
   Class A Shares        Contractual     1.50%     July 1, 2012    June 30, 2014
   Class A2 Shares       Contractual     1.25%     July 1, 2012    June 30, 2014
   Class C Shares        Contractual     2.25%     June 30, 2013   June 30, 2014
   Class R5 Shares       Contractual     1.25%     July 1, 2012    June 30, 2014
   Class Y Shares        Contractual     1.25%     July 1, 2012    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2013


                           INVESCO SECURITIES TRUST

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund  Contractual     1.15%   January 16, 2013  February 28, 2014

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.

                                                             as of July 1, 2013


              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                ------------ ----------  ----------------- -----------------

Government & Agency Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                  Contractual      0.17%     July 1, 2009    December 31, 2013
   Institutional Class              Contractual      0.14%     July 1, 2009    December 31, 2013
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2013

Government TaxAdvantage
Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                  Contractual      0.17%     July 1, 2009    December 31, 2013
   Institutional Class              Contractual      0.14%     July 1, 2009    December 31, 2013
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class         Contractual     0.39%/2/   July 1, 2009    December 31, 2013
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2013

Liquid Assets Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                  Contractual      0.17%     July 1, 2009    December 31, 2013
   Institutional Class              Contractual      0.14%     July 1, 2009    December 31, 2013
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                   Contractual      0.34%     July 1, 2009    December 31, 2013

STIC Prime Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                  Contractual      0.17%     July 1, 2009    December 31, 2013
   Institutional Class              Contractual      0.14%     July 1, 2009    December 31, 2013
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2013

Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class            Contractual     0.33%/2/   July 1, 2009    December 31, 2013
   Corporate Class                  Contractual      0.28%     July 1, 2009    December 31, 2013
   Institutional Class              Contractual      0.25%     July 1, 2009    December 31, 2013
   Personal Investment Class        Contractual     0.80%/2/   July 1, 2009    December 31, 2013
   Private Investment Class         Contractual     0.50%/2/   July 1, 2009    December 31, 2013
   Reserve Class                    Contractual     1.12%/2/   July 1, 2009    December 31, 2013
   Resource Class                   Contractual     0.41%/2/   July 1, 2009    December 31, 2013

Treasury Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                  Contractual      0.17%     July 1, 2009    December 31, 2013
   Institutional Class              Contractual      0.14%     July 1, 2009    December 31, 2013
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2013

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                             as of July 1, 2013


                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                               ------------ ---------- ----------------- --------------
Invesco V.I. American Franchise
Fund
   Series I Shares                 Contractual     0.90%     July 1, 2012    June 30, 2014
   Series II Shares                Contractual     1.15%     July 1, 2012    June 30, 2014

Invesco V.I. American Value Fund
   Series I Shares                 Contractual     2.00%     July 1, 2012    June 30, 2014
   Series II Shares                Contractual     2.25%     July 1, 2012    June 30, 2014

Invesco V.I. Balanced-Risk
Allocation Fund /1/
   Series I Shares                 Contractual     0.78%     July 1, 2013    April 30, 2014
   Series II Shares                Contractual     1.03%     July 1, 2013    April 30, 2014

Invesco V.I. Comstock Fund
   Series I Shares                 Contractual     0.78%     May 1. 2013     April 30, 2014
   Series II Shares                Contractual     1.03%     May 1, 2013     April 30, 2014

Invesco V.I. Core Equity Fund
   Series I Shares                 Contractual     2.00%     May 1, 2013     June 30, 2014
   Series II Shares                Contractual     2.25%     May 1, 2013     June 30, 2014

Invesco V.I. Diversified Dividend
Fund
   Series I Shares                 Contractual     2.00%     May 1, 2013     June 30, 2014
   Series II Shares                Contractual     2.25%     May 1, 2013     June 30, 2014

Invesco V.I. Diversified Income
Fund
   Series I Shares                 Contractual     0.75%     July 1, 2005    April 30, 2014
   Series II Shares                Contractual     1.00%     July 1, 2005    April 30, 2014

Invesco V.I. Equally-Weighted S&P
500 Fund
   Series I Shares                 Contractual     2.00%     July 1, 2012    June 30, 2014
   Series II Shares                Contractual     2.25%     July 1, 2012    June 30, 2014

Invesco V.I. Equity and Income
Fund
   Series I Shares                 Contractual     1.50%     July 1, 2012    June 30, 2014
   Series II Shares                Contractual     1.75%     July 1, 2012    June 30, 2014

Invesco V.I. Global Core Equity
Fund
   Series I Shares                 Contractual     2.25%     July 1, 2012    June 30, 2014
   Series II Shares                Contractual     2.50%     July 1, 2012    June 30, 2014

                                                             as of July 1, 2013


                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                   VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                  ------------ ---------- ----------------- --------------
Invesco V.I. Global Health Care Fund
   Series I Shares                    Contractual     2.00%     May 1, 2013     June 30, 2014
   Series II Shares                   Contractual     2.25%     May 1, 2013     June 30, 2014

Invesco V.I. Global Real Estate
Fund
   Series I Shares                    Contractual     2.00%     May 1, 2013     June 30, 2014
   Series II Shares                   Contractual     2.25%     May 1, 2013     June 30, 2014

Invesco V.I. Government Securities
Fund
   Series I Shares                    Contractual     1.50%     May 1, 2013     June 30, 2014
   Series II Shares                   Contractual     1.75%     May 1, 2013     June 30, 2014

Invesco V.I. Growth and Income
Fund
   Series I Shares                    Contractual     0.78%     May 1, 2013     April 30, 2014
   Series II Shares                   Contractual     1.03%     May 1, 2013     April 30, 2014

Invesco V.I. High Yield Fund
   Series I Shares                    Contractual     0.80%     May 2, 2011     April 30, 2014
   Series II Shares                   Contractual     1.05%     May 2, 2011     April 30, 2014

Invesco V.I. International Growth
Fund
   Series I Shares                    Contractual     2.25%     July 1, 2012    June 30, 2014
   Series II Shares                   Contractual     2.50%     July 1, 2012    June 30, 2014

Invesco V.I. Mid Cap Core Equity
Fund
   Series I Shares                    Contractual     2.00%     May 1, 2013     June 30, 2014
   Series II Shares                   Contractual     2.25%     May 1, 2013     June 30, 2014

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                    Contractual     1.09%     July 1, 2012    June 30, 2014
   Series II Shares                   Contractual     1.34%     July 1, 2012    June 30, 2014

Invesco V.I. Money Market Fund
   Series I Shares                    Contractual     1.50%     May 1, 2013     June 30, 2014
   Series II Shares                   Contractual     1.75%     May 1, 2013     June 30, 2014

Invesco V.I. S&P 500 Index Fund
   Series I Shares                    Contractual     2.00%     July 1, 2012    June 30, 2014
   Series II Shares                   Contractual     2.25%     July 1, 2012    June 30, 2014

Invesco V.I. Small Cap Equity Fund
   Series I Shares                    Contractual     2.00%     May 1, 2013     June 30, 2014
   Series II Shares                   Contractual     2.25%     May 1, 2013     June 30, 2014

                                                             as of July 1, 2013


                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                               VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                              ------------ ---------- ----------------- -------------
Invesco V.I. Technology Fund
   Series I Shares                Contractual     2.00%      May 1, 2013    June 30, 2014
   Series II Shares               Contractual     2.25%      May 1, 2013    June 30, 2014

Invesco V.I. Utilities Fund
   Series I Shares                Contractual     2.00%      May 1, 2012    June 30, 2014
   Series II Shares               Contractual     2.25%      May 1, 2012    June 30, 2014

Invesco V.I. Value Opportunities
Fund
   Series I Shares                Contractual     2.00%      May 1, 2013    June 30, 2014
   Series II Shares               Contractual     2.25%      May 1, 2013    June 30, 2014

                                                             as of July 1, 2013


                        EXHIBIT "D" - CLOSED-END FUNDS

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- ----------------- ---------------
Invesco Municipal Income Opportunities Trust  Contractual     0.67%    August 27, 2012  August 31, 2014

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ----------------- ----------------
Invesco Quality Municipal Income Trust        Contractual     0.50%   October 15, 2012  October 31, 2014

                     INVESCO VALUE MUNICIPAL INCOME TRUST

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ----------------- ----------------
Invesco Value Municipal Income Trust          Contractual     0.46%   October 15, 2012  October 31, 2014

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 26
                                      TO
                     MASTER INVESTMENT ADVISORY AGREEMENT

   This amendment dated as of May 1, 2013, amends the Master Investment Advisory Agreement (the "Agreement"), dated May 1, 2000, between AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                             W I T N E S S E T H:

   WHEREAS, the parties desire to amend the Agreement to change the names of Invesco Van Kampen V.I. American Franchise Fund to Invesco V.I. American Franchise Fund, Invesco Van Kampen V.I. American Value Fund to Invesco V.I. American Value Fund, Invesco Van Kampen V.I. Comstock Fund to Invesco V.I. Comstock Fund, Invesco Van Kampen V.I. Equity and Income Fund to Invesco V.I. Equity and Income Fund, Invesco Van Kampen V.I. Growth and Income Fund to Invesco V.I. Growth and Income Fund, Invesco Van Kampen V.I. Mid Cap Growth Fund to Invesco V.I. Mid Cap Growth Fund and Invesco Van Kampen V.I. Value Opportunities Fund to Invesco V.I. Value Opportunities Fund;

   NOW, THEREFORE, the parties agree that:

   1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

                                                     EFFECTIVE DATE OF
         NAME OF FUND                                ADVISORY AGREEMENT
         ------------                                ------------------
         Invesco V.I. Balanced-Risk Allocation Fund   January 7, 2011
         Invesco V.I. Core Equity Fund                  May 1, 2000
         Invesco V.I. Diversified Income Fund           May 1, 2000
         Invesco V.I. Global Health Care Fund          April 30, 2004
         Invesco V.I. Global Real Estate Fund          April 30, 2004
         Invesco V.I. Government Securities Fund        May 1, 2000
         Invesco V.I. High Yield Fund                   May 1, 2000
         Invesco V.I. International Growth Fund         May 1, 2000
         Invesco V.I. Mid Cap Core Equity Fund       September 10, 2001
         Invesco V.I. Money Market Fund                 May 1, 2000
         Invesco V.I. Small Cap Equity Fund          September 1, 2003
         Invesco V.I. Technology Fund                  April 30, 2004
         Invesco V.I. Utilities Fund                   April 30, 2004
         Invesco V.I. Diversified Dividend Fund      February 12, 2010
         Invesco V.I. High Yield Securities Fund     February 12, 2010
         Invesco V.I. S&P 500 Index Fund             February 12, 2010
         Invesco V.I. Equally-Weighted S&P 500 Fund  February 12, 2010
         Invesco V.I. American Franchise Fund        February 12, 2010
         Invesco V.I. American Value Fund            February 12, 2010
         Invesco V.I. Comstock Fund                  February 12, 2010

           Invesco V.I. Equity and Income Fund     February 12, 2010
           Invesco V.I. Global Core Equity Fund    February 12, 2010
           Invesco V.I. Growth and Income Fund     February 12, 2010
           Invesco V.I. Mid Cap Growth Fund        February 12, 2010
           Invesco V.I. Value Opportunities Fund  September 10, 2001

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                  INVESCO V.I. BALANCED-RISK ALLOCATION FUND

NET ASSETS                                                          ANNUAL RATE*
----------                                                          ------------
First $250 million.................................................     0.95%
Next $250 million..................................................    0.925%
Next $500 million..................................................     0.90%
Next $1.5 billion..................................................    0.875%
Next $2.5 billion..................................................     0.85%
Next $2.5 billion..................................................    0.825%
Next $2.5 billion..................................................     0.80%
Over $10 billion...................................................    0.775%

* To the extent Invesco V.I. Balanced-Risk Allocation Fund invests its assets in Invesco Cayman Commodity Fund IV Ltd., a direct wholly-owned subsidiary of Invesco V.I. Balanced-Risk Allocation Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco V.I. Balanced-Risk Allocation Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund IV Ltd.

                     INVESCO V.I. VALUE OPPORTUNITIES FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $250 million.................................................    0.695%
Next $250 million..................................................     0.67%
Next $500 million..................................................    0.645%
Next $1.5 billion..................................................     0.62%
Next $2.5 billion..................................................    0.595%
Next $2.5 billion..................................................     0.57%
Next $2.5 billion..................................................    0.545%
Over $10 billion...................................................     0.52%

                         INVESCO V.I. CORE EQUITY FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $250 million.................................................    0.65%
Over $250 million..................................................    0.60%

                     INVESCO V.I. DIVERSIFIED INCOME FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million..................................................    0.60%
Over $250 million...................................................    0.55%

                      INVESCO V.I. SMALL CAP EQUITY FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million..................................................    0.745%
Next $250 million...................................................     0.73%
Next $500 million...................................................    0.715%
Next $1.5 billion...................................................     0.70%
Next $2.5 billion...................................................    0.685%
Next $2.5 billion...................................................     0.67%
Next $2.5 billion...................................................    0.655%
Over $10 billion....................................................     0.64%

                     INVESCO V.I. GLOBAL HEALTH CARE FUND
                     INVESCO V.I. GLOBAL REAL ESTATE FUND
                         INVESCO V.I. TECHNOLOGY FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million..................................................    0.75%
Next $250 million...................................................    0.74%
Next $500 million...................................................    0.73%
Next $1.5 billion...................................................    0.72%
Next $2.5 billion...................................................    0.71%
Next $2.5 billion...................................................    0.70%
Next $2.5 billion...................................................    0.69%
Over $10 billion....................................................    0.68%

                    INVESCO V.I. GOVERNMENT SECURITIES FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million..................................................    0.50%
Over $250 million...................................................    0.45%

                         INVESCO V.I. HIGH YIELD FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $200 million..................................................    0.625%
Next $300 million...................................................     0.55%
Next $500 million...................................................     0.50%
Over $1 billion.....................................................     0.45%

                    INVESCO V.I. INTERNATIONAL GROWTH FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million..................................................    0.75%
Over $250 million...................................................    0.70%

                     INVESCO V.I. MID CAP CORE EQUITY FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million.................................................    0.725%
Next $500 million..................................................    0.700%
Next $500 million..................................................    0.675%
Over $1.5 billion..................................................     0.65%

                        INVESCO V.I. MONEY MARKET FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $250 million.................................................    0.40%
Over $250 million..................................................    0.35%

                          INVESCO V.I. UTILITIES FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
All Assets.........................................................    0.60%

                    INVESCO V.I. DIVERSIFIED DIVIDEND FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $250 million.................................................    0.545%
Next $750 million..................................................     0.42%
Next $1 billion....................................................    0.395%
Over $2 billion....................................................     0.37%

                     INVESCO V.I. GLOBAL CORE EQUITY FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $1 billion...................................................     0.67%
Next $500 million..................................................    0.645%
Next $1 billion....................................................     0.62%
Next $1 billion....................................................    0.595%
Next $1 billion....................................................     0.57%
Over $4.5 billion..................................................    0.545%

                    INVESCO V.I. HIGH YIELD SECURITIES FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million.................................................     0.42%
Next $250 million..................................................    0.345%
Next $250 million..................................................    0.295%
Next $1 billion....................................................     0.27%
Next $1 billion....................................................    0.245%
Over $3 billion....................................................     0.22%

                        INVESCO V.I. S&P 500 INDEX FUND
                  INVESCO V.I. EQUALLY-WEIGHTED S&P 500 FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $2 billion...................................................    0.12%
Over $2 billion....................................................    0.10%

                     INVESCO V.I. AMERICAN FRANCHISE FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $250 million.................................................    0.695%
Next $250 million..................................................     0.67%
Next $500 million..................................................    0.645%
Next $500 billion..................................................     0.62%
Next $3.45 billion.................................................     0.60%
Next $250 million..................................................    0.595%
Next $2.25 billion.................................................     0.57%
Next $2.5 billion..................................................    0.545%
Over $10 billion...................................................     0.52%

                          INVESCO V.I. COMSTOCK FUND
                      INVESCO V.I. GROWTH AND INCOME FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million.................................................    0.60%
Over $500 million..................................................    0.55%

                      INVESCO V.I. EQUITY AND INCOME FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $150 million.................................................    0.50%
Next $100 million..................................................    0.45%
Next $100 million..................................................    0.40%
Over $350 million..................................................    0.35%

                       INVESCO V.I. MID CAP GROWTH FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million.................................................    0.75%
Next $500 million..................................................    0.70%
Over $1 billion....................................................    0.65%

                       INVESCO V.I. AMERICAN VALUE FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $1 billion...................................................    0.72%
Over $1 billion....................................................    0.65%"

   2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers on the date first written above.

                                                   AIM VARIABLE INSURANCE FUNDS
                                             (INVESCO VARIABLE INSURANCE FUNDS)

Attest:  /s/ Peter Davidson               By:  /s/ John M. Zerr
         -------------------------------       --------------------------------
         Assistant Secretary                   John M. Zerr
                                               Senior Vice President

(SEAL)                                                   INVESCO ADVISERS, INC.

Attest:  /s/ Peter Davidson               By:  /s/ John M. Zerr
         -------------------------------       --------------------------------
         Assistant Secretary                   John M. Zerr
                                               Senior Vice President

(SEAL)

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 9
                                      TO
           MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

   This Amendment dated as of May 1, 2013, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                             W I T N E S S E T H:

   WHEREAS, the parties desires to change the names of Invesco Van Kampen V.I. American Franchise Fund to Invesco V.I. American Franchise Fund, Invesco Van Kampen V.I. American Value Fund to Invesco V.I. American Value Fund, Invesco Van Kmapen V.I. Comstock Fund, Invesco Van Kampen V.I. Equity and Income Fund to Invesco V.I. Equity and Income Fund, Invesco Van Kampen V.I. Global Core Equity Fund to Invesco V.I. Global Core Equity Fund, Invesco Van Kampen V.I. Growth & Income Fund to Invesco V.I. Growth & Income Fund, Invesco Van Kampen V.I. Mid Cap Growth Fund to Invesco V.I. Mid Cap Growth Fund and Invesco Van Kampen V.I. Value Opportunities Fund to Invesco V.I. Value Opportunities Fund;

   NOW, THEREFORE, the parties agree that;

   1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                  "EXHIBIT A

Invesco V.I. Balanced-Risk Allocation Fund Invesco V.I. Utilities Fund
Invesco V.I. Core Equity Fund              Invesco V.I. Diversified Dividend Fund
Invesco V.I. Diversified Income Fund       Invesco V.I. High Yield Securities Fund
Invesco V.I. Global Health Care Fund       Invesco V.I. S&P 500 Index Fund
Invesco V.I. Global Real Estate Fund       Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. Government Securities Fund    Invesco V.I. American Franchise Fund
Invesco V.I. High Yield Fund               Invesco V.I. American Value Fund
Invesco V.I. International Growth Fund     Invesco V.I. Comstock Fund
Invesco V.I. Mid Cap Core Equity Fund      Invesco V.I. Equity and Income Fund
Invesco V.I. Money Market Fund             Invesco V.I. Global Core Equity Fund
Invesco V.I. Small Cap Equity Fund         Invesco V.I. Growth and Income Fund
Invesco V.I. Technology Fund               Invesco V.I. Mid Cap Growth Fund
                                           Invesco V.I. Value Opportunities Fund"

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

       IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                          INVESCO ADVISERS, INC.

                                          Adviser

                                          By:     /s/ John M. Zerr
                                                  -----------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                          INVESCO CANADA LTD.

                                          Sub-Adviser

                                          By:     /s/ Harsh Damani
                                                  -----------------------------
                                          Name:   Harsh Damani
                                          Title:  SVP Fund Admin

                                          By:     /s/ Jamie Kingston
                                                  -----------------------------
                                          Name:   Jamie Kingston
                                          Title:  SVP Product

                                     INVESCO ASSET MANAGEMENT DEUTSCHLAND
                                     GMBH

                                     Sub-Adviser

                                     By:     /s/ A. Lehmann    /s/ C. Puschmann
                                             ---------------------------------
                                     Name:   A. Lehmann        C. Puschmann
                                     Title:  Managing Director Managing Director

                                          INVESCO ASSET MANAGEMENT LIMITED

                                          Sub-Adviser

                                          By:     /s/ M. McLoughin
                                                  -----------------------------
                                          Name:   M. McLoughin
                                          Title:  Director

                                          INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                          Sub-Adviser

                                          By:     /s/ Masakazu Hasegawa
                                                  -----------------------------
                                          Name:   Masakazu Hasegawa
                                          Title:  Managing Director

                                      INVESCO AUSTRALIA LIMITED

                                      Sub-Adviser

                                      By:     /s/ Nick Burrell  /s/ Mark Yesberg
                                              ---------------------------------
                                      Name:   Nick Burrell      Mark Yesberg
                                      Title:  Company Secretary Director

                                          INVESCO HONG KONG LIMITED

                                          Sub-Adviser

                                          By:     /s/ Fanny Lee   /s/ Gracie Liu
                                                  ------------------------------
                                          Name:   Fanny Lee       Gracie Liu
                                          Title:  Director        Director

                                         INVESCO SENIOR SECURED MANAGEMENT, INC.

                                         Sub-Adviser

                                         By:     /s/ Jeffrey H. Kupor
                                                 ------------------------------
                                         Name:   Jeffrey H. Kupor
                                         Title:  Secretary & General Counsel

                                                               Sub-Item 77Q1(e)

                         SEVENTH AMENDED AND RESTATED
                            MEMORANDUM OF AGREEMENT
                (SECURITIES LENDING ADMINISTRATIVE FEE WAIVER)

   This Seventh Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds),
AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Securities Trust and Short-Term Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and Invesco Advisers, Inc. ("Invesco").

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities without prior approval from the Portfolio's Board (such agreement is referred to as the "Waiver").

   2. Neither a Fund nor Invesco may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend the Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and Invesco are unable to reach an agreement on the amount of the Waiver to which the Fund and Invesco desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and Invesco agree to be bound.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco with respect to any other fee waivers, expense reimbursements and/or expense limitations.

   IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

   AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
   AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
   AIM FUNDS GROUP (INVESCO FUNDS GROUP)
   AIM GROWTH SERIES (INVESCO GROWTH SERIES)
   AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
   AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
   AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
   AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES FUNDS)
   AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO SECURITIES TRUST
   SHORT-TERM INVESTMENTS TRUST

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        -------------------------
Title:  Senior Vice President

                                  EXHIBIT "A"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                    EFFECTIVE DATE   COMMITTED UNTIL*
---------                                   ----------------- ----------------
Invesco American Franchise Fund             February 12, 2010
Invesco California Tax-Free Income Fund     February 12, 2010
Invesco Core Plus Bond Fund                   June 2, 2009
Invesco Equally-Weighted S&P 500 Fund       February 12, 2010
Invesco Equity and Income Fund              February 12, 2010
Invesco Floating Rate Fund                   April 14, 2006
Invesco Global Real Estate Income Fund        March 9, 2007
Invesco Growth and Income Fund              February 12, 2010
Invesco Pennsylvania Tax Free Income Fund   February 12, 2010
Invesco S&P 500 Index Fund                  February 12, 2010
Invesco Small Cap Discovery Fund            February 12, 2010
Invesco U.S. Quantitative Core Fund          March 31, 2006

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                    EFFECTIVE DATE   COMMITTED UNTIL*
---------                                   ----------------- ----------------
Invesco Charter Fund                          June 21, 2000
Invesco Constellation Fund                    June 21, 2000
Invesco Disciplined Equity Fund               July 14, 2009
Invesco Diversified Dividend Fund           December 28, 2001
Invesco Summit Fund                           July 24, 2000

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                         EFFECTIVE DATE   COMMITTED UNTIL*
----                                        ----------------- ----------------
Invesco European Small Company Fund          August 30, 2000
Invesco Global Core Equity Fund             December 27, 2000
Invesco International Small Company Fund     August 30, 2000
Invesco Small Cap Equity Fund                August 30, 2000

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL*
----                                        ------------------ ----------------
Invesco Convertible Securities Fund         February 12, 2010
Invesco Global Quantitative Core Fund       September 1, 2001
Invesco Leaders Fund                        February 12, 2010
Invesco Mid Cap Core Equity Fund            September 1, 2001
Invesco Small Cap Growth Fund               September 11, 2000
Invesco U.S. Mortgage Fund                  February 12, 2010

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                              EFFECTIVE DATE   COMMITTED UNTIL*
----                                             ----------------- ----------------
Invesco Asia Pacific Growth Fund                   June 21, 2000
Invesco European Growth Fund                       June 21, 2000
Invesco Global Growth Fund                         June 21, 2000
Invesco Global Opportunities Fund                 August 1, 2012
Invesco Global Small & Mid Cap Growth Fund         June 21, 2000
Invesco International Core Equity Fund           November 25, 2003
Invesco International Growth Fund                  June 21, 2000
Invesco Select Opportunities Fund                 August 1, 2012

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                               EFFECTIVE DATE   COMMITTED UNTIL*
----                                             ------------------ ----------------
Invesco Balanced-Risk Allocation Fund               May 29, 2009
Invesco Balanced-Risk Commodities Strategy Fund  November 29, 2010
Invesco China Fund                                 March 31, 2006
Invesco Developing Markets Fund                  September 1, 2001
Invesco Emerging Market Local Currency Debt Fund   June 14, 2010
Invesco Emerging Markets Equity Fund                May 11, 2011
Invesco Endeavor Fund                             November 4, 2003
Invesco Global Health Care Fund                  September 1, 2001
Invesco Global Markets Strategy Fund             September 26, 2012
Invesco International Total Return Fund            March 31, 2006
Invesco Pacific Growth Fund                      February 12, 2010
Invesco Premium Income Fund                      December 13, 2011
Invesco Select Companies Fund                     November 4, 2003

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                               EFFECTIVE DATE   COMMITTED UNTIL*
----                                             ------------------ ----------------
Invesco Corporate Bond Fund                      February 12, 2010
Invesco Dynamics Fund                            November 25, 2003
Invesco Global Real Estate Fund                    April 29, 2005
Invesco High Yield Fund                             June 1, 2000
Invesco High Yield Securities Fund               February 12, 2010
Invesco Limited Maturity Treasury Fund              June 1, 2000
Invesco Money Market Fund                           June 1, 2000
Invesco Municipal Bond Fund                         June 1, 2000
Invesco Real Estate Fund                         September 11, 2000
Invesco Short Term Bond Fund                      August 29, 2002
Invesco U.S. Government Fund                        June 1, 2000

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                              EFFECTIVE DATE   COMMITTED UNTIL+
----                                             ----------------- ----------------
Invesco American Value Fund                      February 12, 2010
Invesco Comstock Fund                            February 12, 2010
Invesco Dividend Income Fund                     November 25, 2003

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.
+ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

Invesco Energy Fund                          November 25, 2003
Invesco Gold & Precious Metals Fund          November 25, 2003
Invesco Leisure Fund                         November 25, 2003
Invesco Mid Cap Growth Fund                  February 12, 2010
Invesco Small Cap Value Fund                 February 12, 2010
Invesco Technology Fund                      November 25, 2003
Invesco Technology Sector Fund               February 12, 2010
Invesco Value Opportunities Fund             February 12, 2010

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                             EFFECTIVE DATE   COMMITTED UNTIL*
----                                            ----------------- ----------------
Invesco High Yield Municipal Fund               February 12, 2010
Invesco Intermediate Term Municipal Income Fund February 12, 2010
Invesco Municipal Income Fund                   February 12, 2010
Invesco New York Tax Free Income Fund           February 12, 2010
Invesco Tax-Exempt Cash Fund                      June 1, 2000
Invesco Tax-Free Intermediate Fund                June 1, 2000

        AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL*
----                                         ----------------- ----------------
Premier Portfolio                            November 25, 2003
Premier Tax-Exempt Portfolio                 November 25, 2003
Premier U.S. Government Money Portfolio      November 25, 2003

            AIM VARIABLE INSURANCE FUNDS (INVESCO INSURANCE FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL*
----                                         ------------------ ----------------
Invesco V.I. American Franchise Fund         February 12, 2010
Invesco V.I. American Value Fund             February 12, 2010
Invesco V.I. Balanced-Risk Allocation Fund      May 1, 2000
Invesco V.I. Comstock Fund                   February 12, 2010
Invesco V.I. Core Equity Fund                   May 1, 2000
Invesco V.I. Diversified Dividend Fund        February 9, 2010
Invesco V.I. Diversified Income Fund            May 1, 2000
Invesco V.I. Equally-Weighted S&P 500 Fund   February 12, 2010
Invesco V.I. Equity and Income Fund          February 12, 2010
Invesco V.I. Global Core Equity Fund         February 10, 2010
Invesco V.I. Global Health Care Fund           April 30, 2004
Invesco V.I. Global Real Estate Fund           April 30, 2004
Invesco V.I. Government Securities Fund         May 1, 2000
Invesco V.I. Growth and Income Fund          February 12, 2010
Invesco V.I. High Yield Fund                    May 1, 2000
Invesco V.I. International Growth Fund          May 1, 2000
Invesco V.I. Mid Cap Core Equity Fund        September 10, 2001
Invesco V.I. Mid Cap Growth Fund             February 12, 2010
Invesco V.I. Money Market Fund                  May 1, 2000
Invesco V.I. S&P 500 Index Fund              February 12, 2010
Invesco V.I. Small Cap Equity Fund           September 1, 2003
Invesco V.I. Technology Fund                   April 30, 2004
Invesco V.I. Utilities Fund                    April 30, 2004
Invesco V.I. Value Opportunities Fund        September 10, 2001

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                           INVESCO SECURITIES TRUST

FUND                                               EFFECTIVE DATE  COMMITTED UNTIL*
----                                              ---------------- ----------------
Invesco Balanced-Risk Aggressive Allocation Fund  January 16, 2013

                         SHORT-TERM INVESTMENTS TRUST

FUND                                               EFFECTIVE DATE COMMITTED UNTIL*
----                                               -------------- ----------------
Government & Agency Portfolio                       June 1, 2000
Government TaxAdvantage Portfolio                   June 1, 2000
Liquid Assets Portfolio                             June 1, 2000
STIC Prime Portfolio                                June 1, 2000
Tax-Free Cash Reserve Portfolio                     June 1, 2000
Treasury Portfolio                                  June 1, 2000

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.